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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CAYMAN ISLANDS                             0-22483                              73-468669
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)



                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The October 2003 Monthly Operating Report (MOR) was filed with the Bankruptcy Court on December 3, 2003. The financial information contained in the MOR is not intended to comply with GAAP or any other generally accepted accounting standard. The MOR reflects the position of the Company, on a standalone basis. The statements contained in the MOR should be read in conjunction with previous filings. No employees are employed by the Company and all significant assets are held by the Subsidiaries.

         The MOR balance sheet reflects the Company's assets and liabilities and does not reflect the consolidated entities' assets and liabilities. The MOR income statement reflects income and expenses directly incurred by the Company as well as a management fee incurred for expenses relating to Seven Seas Petroleum USA, Inc., the management subsidiary operating in the United States.

         A copy of the October 2003 MOR is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)   Exhibits

         Exhibit 99.1 - Bankruptcy Monthly Operating Report for October 2003.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SEVEN SEAS PETROLEUM INC.


Date:    December 3, 2003

                                          By:  /s/ BEN B. FLOYD
                                               --------------------------------
                                                   Ben B. Floyd
                                                   Chief Executive Officer

                                INDEX TO EXHIBITS



          EXHIBIT
          NUMBER                   DESCRIPTION
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            99.1   - Bankruptcy Monthly Operating Report for October 2003.